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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) June 9, 1999
                                                 -------------------------------

                                 Net.B@nk, Inc.
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          Georgia                      0-22361                 58-2224352
----------------------------- -------------------------- -----------------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                       Identification No.)


                             950 North Point Parkway
                                    Suite 350
                            Alpharetta, Georgia 30005
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (770) 343-6006
                                                    ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS

         On June 3, 1999, the Registrant's Registration Statement on Form S-3 (Regis. No. 333-77969) (the "Registration Statement"), in which the Registrant registered up to 3,450,000 shares of common stock and up to $115,000,000 of 4 3/4% Convertible Subordinated Notes Due 2004 (the "Notes"), was declared effective by the Securities and Exchange Commission. The Indenture filed as Exhibit 4.4 hereto reflects the final terms of the Notes, which were established on June 3, 1999 after the Registration Statement was declared effective. Similarly, the Statement Regarding Computation of Ratios filed as Exhibit 12.1 to this Current Report on Form 8-K contains pro forma information reflecting the issuance of the Notes. Accordingly, Exhibits 4.4 and 12.1 to this Current Report on Form 8-K is incorporated by reference into the Registration Statement as Exhibits 4.4 and 12.1 thereto, respectively.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits.

              4.4 Indenture for the 4 3/4% Convertible Subordinated Notes Due 2004.

             12.1     Statement Regarding Computation of Ratios.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NET.B@NK, INC.


Date: June 9, 1999               By:  /s/ Robert E. Bowers
                                      ----------------------------------------
                                      Name:    Robert E. Bowers
                                      Title:   Chief Financial Officer



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